UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22107

SEI Structured Credit Fund, LP

(Exact name of Registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Brian Vrabel

c/o SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3842

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

S E I  S T R U C T U R E D  C R E D I T  F U N D,  L P

Financial Statements

For the year ended December 31, 2021

With Report of Independent Registered Public Accounting Firm

SEI Structured Credit Fund, LP

Financial Statements

For the year ended December 31, 2021

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT is available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (888) 786-9977; and (ii) on the Commission’s website at https://www.sec.gov.

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Limited Partners and Board of Directors

SEI Structured Credit Fund, LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SEI Structured Credit Fund, LP (the “Fund”), including the schedule of investments, as of December 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in limited partners’ capital for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 9 for each of the years in the four-year period then ended (collectively, the financial statements and financial highlights). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in limited partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights in Note 9 for the year ended December 31, 2017 were audited by other independent registered public accountants whose report, dated February 28, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and transfer agent of the underlying fund investment. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 28, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

ASSET-BACKED SECURITIES (A) — 101.8%

CAYMAN ISLANDS — 83.2%
ABPCI Direct Lending Fund CLO I, Ser 2021-1A, Cl D2
5.054%, VAR ICE LIBOR USD 3 Month + 4.800% 07/20/33 (B)	$10,000,000	$10,056,700
Apex Credit CLO, Ser 2017-1A, Cl E
6.609%, VAR ICE LIBOR USD 3 Month + 6.350% 04/24/29 (B)	10,500,000	10,211,250
Apex Credit CLO, Ser 2018-2A, Cl E
6.784%, VAR ICE LIBOR USD 3 Month + 6.530% 10/20/31 (B)	14,300,000	13,020,150
Apex Credit CLO, Ser 2018-2A, Cl F
9.234%, VAR ICE LIBOR USD 3 Month + 8.980% 10/20/31 (B)	7,600,000	6,505,600
Apex Credit CLO, Ser 2021-1A
7.401%, 07/18/34	2,000,000	1,920,000
Ares XXXIV CLO, Ser 2020-2A, Cl FR
8.722%, VAR ICE LIBOR USD 3 Month + 8.600% 04/17/33 (B)	11,250,000	10,350,000
B&M CLO, Ser 2014-1A, Cl E
5.872%, VAR ICE LIBOR USD 3 Month + 5.750% 04/16/26 (B)	5,389,170	3,893,676
Battalion CLO VII, Ser 2014-7A, Cl SUB
07/17/28 (B)(C)	12,746,000	892,220
Battalion CLO X, Ser 2016-10A, Cl SUB
01/25/35 (B)(C)	25,270,000	23,090,462
Battalion CLO XI, Ser 2017-11A, Cl SUB
04/24/34 (B)(C)	38,324,300	31,425,926
Battalion CLO XII, Ser 2018-12A, Cl SUB
05/17/31 (B)(C)	46,533,517	33,678,633
Battalion CLO XIV, Ser 2019-14A, Cl SUB
04/20/32 (C)	47,870,000	36,381,200
Battalion CLO XVI, Ser 2019-16A, Cl SUB
12/19/32 (B)(C)	17,100,000	15,646,500
Battalion CLO XX, Ser 2021-20A
07/15/34 (C)	22,303,000	20,379,366
Benefit Street Partners CLO, Ser 2018-5BA, Cl SUB
04/20/31 (C)	48,697,143	25,225,120
Benefit Street Partners CLO II, Ser 2013-III, Cl SUB
07/15/29 (C)	10,450,000	3,657,500
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
07/20/29 (B)(C)	21,904,000	5,914,080
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
6.854%, VAR ICE LIBOR USD 3 Month + 6.600% 07/20/29 (B)	3,000,000	2,874,840

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

Benefit Street Partners CLO IV
07/20/26 (B)(C)	$42,166,000	$20,239,680
Benefit Street Partners CLO IX
07/20/25 (B)(C)	22,625,000	14,564,844
Benefit Street Partners CLO V
10/20/26 (B)(C)	19,200,000	—
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
10/18/29 (B)(C)	68,733,000	38,693,407
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
07/18/27 (C)	36,750,000	554,925
Benefit Street Partners CLO VIII, Ser 2015-8A, Cl SUB
(B)(C)	36,680,000	18,706,800
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
04/20/34 (B)(C)	43,330,000	24,698,100
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
10/15/30 (B)(C)	40,364,000	21,796,560
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
04/20/31 (B)(C)	37,334,000	25,741,793
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
10/15/34 (B)(C)	43,816,000	34,973,931
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
07/15/34 (B)(C)	32,470,000	31,551,099
Benefit Street Partners CLO XXIII, Ser 2021-23A
04/25/34 (C)	39,000,000	31,652,400
Brigade Debt Funding I, Ser 2018-1A, Cl SUB
04/25/36 (C)	55,000,000	42,240,000
Brigade Debt Funding II, Ser 2018-2A, Cl SUB
10/25/35 (B)(C)	20,000,000	14,500,000
Cathedral Lake CLO, Ser 2014-1A, Cl SUB
10/15/29 (B)(C)	18,200,000	3,822,000
Cathedral Lake CLO, Ser 2017-1A, Cl CR
3.741%, VAR ICE LIBOR USD 3 Month + 3.500% 10/15/29 (B)	5,000,000	4,850,000
Cathedral Lake CLO, Ser 2017-1A, Cl DR
7.374%, VAR ICE LIBOR USD 3 Month + 7.250% 10/15/29 (B)	14,464,000	13,451,520
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
01/15/26 (B)(C)	42,982,000	19,771,720
Cathedral Lake V, Ser 2018-5A, Cl E
6.354%, VAR ICE LIBOR USD 3 Month + 6.100% 10/21/30 (B)	9,000,000	8,347,500
Cathedral Lake V, Ser 2018-5A, Cl SUB
10/21/30 (B)(C)	30,838,000	14,802,240
Cathedral Lake VII, Ser 2021-7RA, Cl E
7.894%, 01/15/32	4,000,000	3,900,000
Eaton Vance CLO, Ser 2020-1A, Cl SUB
10/15/34 (B)(C)	22,785,000	19,025,475
Eaton Vance CLO, Ser 2020-2A, Cl SUB
01/15/35 (B)(C)	33,225,000	25,829,115
Elevation CLO, Ser 2014-2A, Cl SUB
10/15/29 (B)(C)	14,400,000	2,880,000
Elevation CLO, Ser 2017-2A, Cl ER
6.591%, VAR ICE LIBOR USD 3 Month + 6.350% 10/15/29 (B)	7,500,000	7,218,766
Elevation CLO, Ser 2017-2A, Cl FR
8.881%, VAR ICE LIBOR USD 3 Month + 8.640% 10/15/29 (B)	8,550,000	7,767,834

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

Elevation CLO, Ser 2018-10A, Cl E
6.544%, VAR ICE LIBOR USD 3 Month + 6.290% 10/20/31 (B)	$14,000,000	$13,527,549
Elevation CLO, Ser 2018-10A, Cl SUB
10/20/31 (B)(C)	40,850,000	25,355,105
Elevation CLO, Ser 2018-8A, Cl F
8.118%, VAR ICE LIBOR USD 3 Month + 7.860% 10/25/30 (B)	6,650,000	5,691,461
First Eagle Berkeley Fund CLO, Ser 2016-1A, Cl E
8.008%, VAR ICE LIBOR USD 3 Month + 7.750% 10/25/28 (B)	23,142,000	23,143,620
First Eagle Berkeley Fund CLO, Ser 2016-1A, Cl SUB
10/25/28 (B)(C)	32,718,000	16,359,000
First Eagle Clarendon Fund CLO, Ser 2015-1A, Cl E
6.174%, VAR ICE LIBOR USD 3 Month + 6.050% 01/25/27 (B)	16,226,000	16,023,013
Great Lakes CLO, Ser 2014-1A, Cl ER
7.624%, 10/15/29	10,378,000	10,120,937
Great Lakes CLO, Ser 2015-1A, Cl SUB
01/16/30 (B)(C)	24,580,042	14,870,925
Great Lakes CLO, Ser 2018-1A, Cl ER
7.482%, VAR ICE LIBOR USD 3 Month + 7.360% 01/16/30 (B)	17,689,000	16,930,673
Great Lakes CLO, Ser 2018-1A, Cl FR
10.122%, VAR ICE LIBOR USD 3 Month + 10.000% 01/16/30 (B)	6,517,000	5,929,753
Halcyon Loan Advisors Funding, Ser 2018-2A, Cl D
7.028%, 01/22/31	15,700,000	14,513,080
Ivy Hill Middle Market Credit Fund, Ser 2013-7A, Cl SUB
10/20/29 (B)(C)	19,066,500	12,774,555
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
7.192%, VAR ICE LIBOR USD 3 Month + 7.070% 04/18/30 (B)	15,555,000	15,001,242
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
04/18/30 (B)(C)	1,667,000	1,018,954
LCM 32 CLO, Ser 2021-32A, Cl INC
07/20/34 (B)(C)	17,210,000	13,740,464
LCM 32 CLO, Ser 2021-33A, Cl SUB
07/20/34 (C)	1,043,735	568,418
LCM 33 CLO, Ser 2021-33A, Cl INC
07/20/34 (C)	21,240,000	18,536,148
LCM CLO, Ser 2020-31A, Cl INC
01/20/32 (C)	5,187,000	4,293,280
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
01/25/30 (B)(C)	25,988,000	18,451,480
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
5.974%, VAR ICE LIBOR USD 3 Month + 5.850% 01/25/30 (B)	17,100,000	16,672,500
MCF CLO VIII, Ser 2018-1A, Cl SUB
07/18/30 (B)(C)	27,710,000	26,244,141
Monroe Capital MML CLO, Ser 2018-1A, Cl ER
7.509%, VAR ICE LIBOR USD 3 Month + 7.250% 07/22/28 (B)	15,000,000	14,625,000
Mountain View CLO, Ser 2017-1A, Cl DR
4.388%, VAR ICE LIBOR USD 3 Month + 4.150% 10/12/30 (B)	2,000,000	1,920,000
Mountain View CLO, Ser 2017-1A, Cl ER
7.938%, VAR ICE LIBOR USD 3 Month + 7.700% 10/12/30 (B)	10,000,000	9,100,000
Neuberger Berman CLO XV, Ser 2013-15A, Cl SUB
10/15/29 (B)(C)	19,868,600	9,413,743
Neuberger Berman CLO XV, Ser 2017-15A, Cl FR
8.721%, VAR ICE LIBOR USD 3 Month + 8.480% 10/15/29 (B)	5,100,000	4,367,640

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
10/17/30 (B)(C)	$26,625,000	$14,920,650
Neuberger Berman Loan Advisers CLO 24, Ser 2017-24A, Cl INC
04/19/30 (B)(C)	15,000,000	9,459,000
Neuberger Berman Loan Advisers CLO 25, Ser 2017-25A, Cl INC
10/18/29 (B)(C)	16,000,000	10,560,000
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A, Cl INC
10/18/30 (B)(C)	13,600,000	9,772,960
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl INC
01/15/30 (B)(C)	12,000,000	8,160,000
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A, Cl SUBN
0.072%, 01/15/30 (B)	295,867	147,933
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl 1ISR
10/19/31 (B)(C)	92,000	72,220
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl 2ISR
10/19/31 (B)(C)	331,457	260,194
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl INC
10/19/31 (B)(C)	18,000,000	13,042,800
Neuberger Berman Loan Advisers CLO 29, Ser 2018-29A, Cl SPRI
0.110%, 10/19/31 (B)	800,000	576,000
Neuberger Berman Loan Advisers CLO 30, Ser 2019-30A, Cl INC
01/20/31 (B)(C)	4,050,000	3,283,335
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl INC
01/19/32 (B)(C)	18,300,000	14,458,830
Neuberger Berman Loan Advisers CLO 32, Ser 2019-32A, Cl SINC
0.051%, 01/19/32 (B)(C)	1,325,406	1,159,730
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
04/20/33 (B)(C)	8,625,000	6,736,125
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/33 (B)	111,146	87,194
Neuberger Berman Loan Advisers CLO 36, Ser 2021-36A, Cl F
8.754%, VAR ICE LIBOR USD 3 Month + 8.500% 04/20/33 (B)	5,000,000	4,865,000
Neuberger Berman Loan Advisers CLO 38, Ser 2020-38A, Cl SBPF
10/20/32 (C)	108,125	75,687
Neuberger Berman Loan Advisers CLO 38, Ser 2020-38A, Cl SUB
10/20/32 (C)	14,719,000	12,658,340
NewStar Exeter Fund CLO, Ser 2015-1RA, Cl E
7.332%, VAR ICE LIBOR USD 3 Month + 7.200% 01/20/27 (B)	9,000,000	8,545,500
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
04/20/30 (B)(C)	50,029,000	26,490,355
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl CN
3.834%, VAR ICE LIBOR USD 3 Month + 3.580% 04/20/30 (B)	5,300,000	5,172,270
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
7.634%, VAR ICE LIBOR USD 3 Month + 7.380% 04/20/30 (B)	12,600,000	11,579,904
OCP CLO, Ser 2017-13A, Cl SUB
07/15/30 (B)(C)	11,500,000	7,770,550
OCP CLO, Ser 2017-14A, Cl SUB
11/20/30 (B)(C)	16,333,000	9,963,130
OCP CLO, Ser 2017-4A, Cl ER
8.109%, VAR ICE LIBOR USD 3 Month + 7.850% 04/24/29 (B)	8,250,000	7,731,240
OCP CLO, Ser 2017-6A, Cl ER
8.299%, VAR ICE LIBOR USD 3 Month + 8.060% 10/17/30 (B)	10,800,000	9,678,960

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

OCP CLO, Ser 2019-16A, Cl SUB
04/10/32 (B)(C)	$9,000,000	$7,114,500
OCP CLO, Ser 2019-17A, Cl SUB
07/20/32 (B)(C)	15,000,000	13,434,000
OCP CLO, Ser 2020-19A, Cl SUB
10/20/34 (B)(C)	9,300,000	9,839,400
OCP CLO, Ser 2021-21A, Cl SUB
07/20/31 (C)	20,597,000	17,769,032
Shackleton CLO, Ser 2018-6RA, Cl F
8.611%, VAR ICE LIBOR USD 3 Month + 8.370% 07/17/28 (B)	6,000,000	5,794,800
Shackleton CLO, Ser 2018-6RA, Cl SU
07/17/28 (C)	19,200,000	8,448,000
Shackleton CLO, Ser 2019-14A, Cl SUB
07/20/34 (B)(C)	15,750,000	11,497,500
Shackleton CLO, Ser 2019-XV, Cl SUB
01/15/30 (C)	10,000,000	8,500,000
Shackleton CLO, Ser 2021-16A, Cl E
7.085%, VAR ICE LIBOR USD 3 Month + 6.960% 10/20/34 (B)	11,100,000	10,878,000
Shackleton CLO, Ser 2021-16A, Cl SUB
10/20/34 (B)(C)	25,230,000	18,417,900
TCW CLO, Ser 2017-1A, Cl SUB
10/29/34 (B)(C)	36,999,000	26,269,290
TCW CLO, Ser 2018-1A, Cl SUB
04/25/31 (B)(C)	29,703,000	20,533,684
TCW CLO, Ser 2019-2A, Cl SUB
10/20/32 (B)(C)	28,463,000	21,062,620
TCW CLO, Ser 2020-1A
6.920%, 04/20/34	9,600,000	9,600,000
TCW CLO, Ser 2021-1A, Cl ERR
6.882%, VAR ICE LIBOR USD 3 Month + 6.780% 10/29/34 (B)	5,000,000	4,775,000
Telos CLO, Ser 2018-5A, Cl DR
3.541%, VAR ICE LIBOR USD 3 Month + 3.300% 04/17/28 (B)	7,558,000	7,482,420
Telos CLO, Ser 2018-5A, Cl ER
6.801%, VAR ICE LIBOR USD 3 Month + 6.560% 04/17/28 (B)	24,500,000	23,091,250
Trinitas CLO X, Ser 2019-10A, Cl E
7.141%, VAR ICE LIBOR USD 3 Month + 6.900% 04/15/32 (B)	15,000,000	14,707,500
Valhalla CLO, Ser 2004-1A, Cl EIN
08/01/20 (B)	6,500,000	1,833,000
Venture 28 CLO, Ser 2017-28AA, Cl SUB
10/20/34 (B)(C)	38,760,000	20,688,150
Venture 35 CLO, Ser 2018-35A, Cl SUB
10/22/31 (B)(C)	26,039,000	12,498,720
Venture CDO, Ser 2016-25A, Cl SUB
04/20/29 (B)(C)	11,620,000	5,170,900
Venture XXVI CLO, Ser 2017-26A, Cl SUB
01/20/29 (B)(C)	10,526,000	4,315,660
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
07/20/30 (B)(C)	21,122,000	11,617,100
Voya CLO, Ser 2015-3A, Cl SUB
10/20/31 (B)(C)	56,700,000	22,504,230
Voya CLO, Ser 2018-3A, Cl ER
8.754%, VAR ICE LIBOR USD 3 Month + 8.500% 10/20/31 (B)	18,400,000	17,394,256

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value	Fair Value

Voya CLO, Ser 2019-1A, Cl SUB
04/15/31 (B)(C)	$4,300,000	$3,526,000
Voya CLO, Ser 2020-2A
07/31/31 (C)	41,288,000	40,074,133
Voya CLO, Ser 2021-2A
10/20/34 (C)	25,350,000	21,309,210
Voya CLO, Ser 2021-3A, Cl SUB
01/20/35 (B)(C)	31,600,000	26,860,000
Zohar III, Ser 2007-3A, Cl A2
0.740%, VAR ICE LIBOR USD 3 Month + 0.550%
04/15/19 (B)(D)	90,000,000	5,400,000
Zohar III, Ser 2007-3A, Cl A3
0.940%, VAR ICE LIBOR USD 3 Month + 0.750% 04/15/19 (B)(D)	56,000,000	5,600

		1,665,535,375

IRELAND — 2.7%
Battalion CLO VIII, Ser 2015-8A, Cl SUB
07/18/30 (B)(C)	23,307,000	14,916,480
Benefit Street Partners CLO II, Ser 2013-IIA, Cl SUB
07/15/29 (B)(C)	23,450,000	8,207,500
Blue Ridge CLO II, Ser 2014-2A, Cl D
4.922%, VAR ICE LIBOR USD 3 Month + 4.800% 07/18/26 (B)	7,491,134	6,255,097
Blue Ridge CLO II, Ser 2014-2A, Cl E
5.922%, VAR ICE LIBOR USD 3 Month + 5.800% 07/18/26 (B)	8,944,545	994,633
ICE Global Credit CLO, Ser 2013-1A, Cl INC
04/20/24 (B)(C)	12,500,000	1,250
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
07/20/29 (B)(C)	11,695,868	11,230,373
Longfellow Place CLO, Ser 2017-1A, Cl ERR
7.941%, VAR ICE LIBOR USD 3 Month + 7.700% 04/15/29 (B)	4,000,000	3,898,800
Longfellow Place CLO, Ser 2017-1A, Cl FRR
8.741%, VAR ICE LIBOR USD 3 Month + 8.500% 04/15/29 (B)	7,369,173	5,526,880
Neuberger Berman CLO XVII, Ser 2014-17A, Cl SUB
04/22/29 (B)(C)	5,900,000	3,141,750

		54,172,763

JERSEY — 1.1%
Saranac CLO I, Ser 2017-1A, Cl ER
7.967%, VAR ICE LIBOR USD 3 Month + 7.700% 07/26/29 (B)	18,000,000	14,985,000
Saranac CLO VII, Ser 2017-2A, Cl ER
6.880%, VAR ICE LIBOR USD 3 Month + 6.720% 11/20/29 (B)	7,750,000	6,374,375

		21,359,375

UNITED STATES — 14.8%
Apres Static CLO I, Ser 2019-1A, Cl DR
7.884%, 10/16/28	7,375,000	7,376,991
Benefit Street Partners CLO, Ser 2015-VIB, Cl E
7.492%, 07/20/34	5,000,000	5,000,028
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl DRR
7.454%, VAR ICE LIBOR USD 3 Month + 7.200% 01/20/32 (B)	2,600,000	2,534,324
Benefit Street Partners CLO X, Ser 2016-10A
6.882%, 04/20/34	3,250,000	3,238,462

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Description	Par Value/Shares	Fair Value

Benefit Street Partners CLO XXV, Ser 2021-25A, Cl SUB
01/15/35 (B)(C)	$24,594,750	$21,279,378
Ivy Hill IV Warehouse Note
07/03/21 (C)(D)	85,000,000	73,950,000
Ivy Hill Middle Market Credit Fund VII
8.550%, 10/20/33	19,500,000	18,915,000
Ivy Hill Middle Market Credit Fund XII
8.302%, 07/20/29	30,000,000	29,494,200
Ivy Hill Middle Market Credit Fund XVIII
7.934%, 04/22/33	5,000,000	4,912,050
Lake Shore CLO, Ser 2019-1A, Cl ER
9.094%, 04/15/33	14,550,000	14,322,729
Neuberger Berman Loan Advisors CLO 39, Ser 2020-39A, Cl SUB
01/20/32 (B)(C)(D)	335,625	251,719
Neuberger Berman Loan Advisors CLO 39, Ser 2020-39A, Cl SUB
01/20/32 (B)(C)(D)	14,812,000	12,738,320
Neuberger Berman Loan Advisors CLO 41, Ser 2021-41A, Cl SUB
04/15/34 (B)(C)	11,563,000	9,944,180
Neuberger Berman Loan Advisors CLO 41, Ser 2021-41A, Cl SUB
04/15/34 (B)(C)	114,375	29,737
Neuberger Berman Loan Advisors CLO 43, Ser 2021-43, Cl SUB
07/17/35 (B)(C)	13,000,000	11,700,000
Neuberger Berman Loan Advisors CLO 43, Ser 2021-43, Cl SUB
07/17/35 (B)(C)	119,000	105,018
Ocean Trails CLO 8, Ser 2021-8A, Cl ER
7.574%, VAR ICE LIBOR USD 3 Month + 7.450% 07/15/34 (B)	3,500,000	3,421,250
Ocean Trails CLO IX, Ser 2021-9A, Cl ER
7.691%, VAR ICE LIBOR USD 3 Month + 7.450% 10/15/34 (B)	10,000,000	9,790,000
Rad CLO 15, Ser 2021-15A, Cl SUB
01/20/34 (B)(C)	14,200,000	12,434,940
TCW CLO, Ser 2020-1A, Cl SUB
04/20/28 (B)(C)	41,625,000	29,970,000
Wind River CLO, Ser 2021-3A, Cl SUB
07/20/33 (B)(C)	30,312,000	25,499,970

		296,908,296

Total Asset-Backed Securities (Cost $2,235,349,863)		2,037,975,809

CASH EQUIVALENT (E) (F) — 2.9%

UNITED STATES — 2.9%
SEI Daily Income Trust Government Fund, Cl F, 0.010%	59,055,146	59,055,146

Total Cash Equivalent (Cost $59,055,146)		59,055,146

Total Investments — 104.7% (Cost $2,294,405,009)		$2,097,030,955

Percentages based on Limited Partners’ Capital of $2,002,501,468.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

Transactions with affiliated funds during the year ended December 31, 2021 are as follows:

	Value of Shares Held as of 12/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Value of Shares Held as of 12/31/2021	Dividend Income
SEI Daily Income Trust Government Fund, Cl F	$77,566,780	$759,938,480	($778,450,114)	$—	$59,055,146	$11,832

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

VAR — Variable

(A)	Securities considered illiquid. The total value of such securities as of December 31, 2021 was $2,037,975,809 and represented 101.8% of Partners’ Capital.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended. At December 31, 2021, the market value of Rule 144A positions amounted to $1,548,389,572 or 77.3% of Limited Partners’ Capital.

(C)	Represents equity/residual investments for which estimated effective yields are applied.
(D)

Security fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of December 31, 2021 was $92,345,639 and represented 4.6% of Limited Partners’ Capital.

(E)	Rate shown is the 7-day effective yield as of December 31, 2021.
(F)	Investment in affiliated security.

Various inputs are used in determining the fair value of investments. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Asset-Backed Securities	$—	$—	$2,037,975,809	$2,037,975,809
Cash Equivalent	59,055,146	—	—	59,055,146

Total Investments in Securities	$59,055,146	$—	$2,037,975,809	$2,097,030,955

(1)    Of the $2,037,975,809 in Level 3 securities as of December 31, 2021, $1,945,630,170 was valued via broker quotes.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Schedule of Investments

December 31, 2021

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3 Securities
Beginning balance as of January 1, 2021	$1,762,919,433
Accrued discounts/premiums	142,803,986
Realized gain/(loss)	44,746,535
Change in unrealized appreciation/(depreciation)	201,142,654
Proceeds from sales	(909,720,713)
Purchases	796,083,914

Ending balance as of December 31, 2021	$2,037,975,809

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$209,209,419

For the year ended December 31, 2021, there were no transfers into or out of Level 3 assets and liabilities. Transfers, if any, are recognized at year end.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments in securities, at value (cost $2,235,349,863)	$2,037,975,809
Investment in affiliated security, at value (cost $59,055,146)	59,055,146
Due from affiliate*	7,889,006
Interest receivable	8,213,039

Total assets	2,113,133,000

Liabilities
Capital withdrawals payable	102,079,148
Capital contributions received in advance*	7,889,006
Administration fees payable	176,648
Other accrued expenses	486,730

Total liabilities	110,631,532

Limited Partners’ capital	$2,002,501,468

Limited Partners’ capital Represented by:
Paid-in-capital	$2,199,875,522
Net unrealized depreciation on investments	(197,374,054)

Limited Partners’ capital	$2,002,501,468

*See Note 5 in the accompanying notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Operations

For the year ended December 31, 2021

Investment income
Interest income	$201,191,652
Dividend income from affiliated security	11,832

Total investment income	201,203,484

Expenses
Administration fee	2,095,774
Professional fees	208,017
Directors’ fees	45,500
Miscellaneous expenses	65,058

Total expenses	2,414,349

Net investment income	198,789,135

Realized and unrealized gain (loss) on investments
Net realized gain on investments	44,924,433
Net change in unrealized appreciation (depreciation) on investments	200,985,336

Net realized and unrealized gain on investments	245,909,769

Net increase in Limited Partners’ capital resulting from operations	$444,698,904

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statements of Changes in Limited Partners’ Capital

	For the year ended December 31, 2021	For the year ended December 31, 2020

From investment activities
Net investment income	$198,789,135	$155,061,176
Net realized gain on investments	44,924,433	14,790,098
Net change in unrealized appreciation (depreciation) on investments	200,985,336	(68,644,196)

Net increase in Limited Partners’ capital resulting from operations	444,698,904	101,207,078

Partners’ capital transactions
Capital contributions	213,183,554	109,398,379
Capital withdrawals	(414,002,295)	(248,611,324)

Net decrease in Limited Partners’ capital derived from capital transactions	(200,818,741)	(139,212,945)

Net increase (decrease) in Limited Partners’ capital	243,880,163	(38,005,867)
Limited Partners’ capital beginning of the year	1,758,621,305	1,796,627,172

Limited Partners’ capital end of the year	$2,002,501,468	$1,758,621,305

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Statement of Cash Flows

For the year ended December 31, 2021

Cash flows from operating activities
Net increase in Limited Partners’ capital resulting from operations	$444,698,904
Adjustments to reconcile net increase in Limited Partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(796,083,914)
Proceeds from sales of long-term investments	910,152,351
Accretion of discount (see Note 2)	(142,803,986)
Sale of short-term investments	18,511,634
Net realized gain on investments	(44,924,433)
Net change in unrealized (appreciation) depreciation on investments	(200,985,336)
Decrease in due from affiliate	103,972,320
Decrease in interest receivable	1,403,632
Decrease in prepaid expenses	6,500
Decrease in payable for securities purchased	(21,014,489)
Increase in administration fees payable	23,306
Decrease in other accrued expenses	(139,489)

Net cash provided by operating activities	272,817,000

Cash flows from financing activities
Capital contributions, net of change in capital contributions received in advance	109,211,234
Capital withdrawals, net of change in withdrawals payable	(382,028,234)

Net cash used in financing activities	(272,817,000)

Net change in cash	-

Cash
Beginning of the year	-

End of the year	$-

See accompanying notes, which are an integral part of the financial statements.

SEI Structured Credit Fund, LP

Notes to Financial Statements

December 31, 2021

1.   Organization

SEI Structured Credit Fund, LP (the “Fund”) is a Delaware limited partnership established on June 26, 2007 and commenced operations on August 1, 2007. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund offers limited partnership interests (“Interests”) solely through private placement transactions to investors (“Limited Partners”) that have signed an investment management agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”), the investment adviser to the Fund. SEI Investments Company is the parent company of SIMC. As of December 31, 2021, the SEI Structured Credit Segregated Portfolio owned approximately 96.7% of the Fund, while the other Limited Partners owned approximately 3.3% of the Fund.

The Fund’s objective is to generate high total returns. There can be no assurance that the Fund will achieve its objective. The Fund pursues its investment objective by investing in a portfolio comprised of collateralized debt obligations (“CDOs”), which includes collateralized loan obligations (“CLOs”) and other structured credit investments. CDOs are special purpose investment vehicles formed to acquire and manage a pool of loans, bonds and/or other fixed income assets of various types. CDOs fund their investments by issuing several classes of debt and equity securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CDO. In addition to CDOs, the Fund’s investments may include fixed income securities, loan participations, credit-linked notes, medium-term notes, registered and unregistered investment companies or pooled investment vehicles, and derivative instruments, such as credit default swaps and total return swaps (collectively with CDOs, “Structured Credit Investments”).

SEI Investment Strategies, LLC (the “General Partner”), a Delaware limited liability company, serves as the General Partner to the Fund and had no investment in the Fund during the year and as of December 31, 2021. The General Partner has delegated the management and control of the business and affairs of the Fund to the Board of Directors (the “Board”). A majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Fund.

2.   Significant Accounting Policies

The following is a summary of significant accounting and reporting policies followed by the Fund in preparing the financial statements:

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (continued)

Use of Estimates

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable; however, actual results could differ from these estimates and it is possible that differences could be material.

Valuation of Investments

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

For securities not listed on a securities exchange, the Fund shall seek to obtain a bid price from at least one dealer who is independent of the Fund. In such cases, the independent dealer providing the price on the Structured Credit Investment may also be a “market maker”, and in many cases the only market maker, with respect to that security. As of December 31, 2021, all asset-backed securities, with the exception of five fair valued securities, are valued by an independent dealer. Please see the unobservable inputs table on page 19 of the financial statements.

A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable and willing market participants. It generally assumes a round lot institutional transaction, without consideration for whether the client is long or short the instrument, and without adjustment for the size of the client’s position. The valuation pertains to an assumed transaction and may not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

A dealer’s valuation may be formulated using inputs such as a combination of observable market transactions of the exact security or a similar security and internal models. Bids-Wanted-In Competition (“BWIC”) are widely distributed auctions of securities whose results

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (continued)

Valuation of Investments (concluded)

are the primary input used by dealers to establish valuations for structured credit securities. Dealers supplement BWIC results with private transactions and model-driven valuations. Model-driven valuations require assumptions regarding default, recovery, and prepayment rates that are consistent with current market conditions.

In situations where market inputs are not available or do not provide a sufficient basis under current market conditions for pricing the instrument, the valuation may reflect the dealer’s view of the assumptions that market participants would use in pricing the instrument. Since market participants may have materially different views as to future supply, demand, credit quality and other factors relevant to pricing financial instruments, as well as bid and ask prices, valuations may differ materially among dealers. The actual level at which these instruments trade (if trades occur) could be materially different from the dealer’s valuation.

Securities for which market prices are not “readily available” or may be unreliable are valued in accordance with Fair Value Procedures established by the Board. The Fund’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. The Committee is currently composed of two members of the Board, as well as two representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable.

When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in the Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. At December 31, 2021, there were five securities that were fair valued by the Committee.

The Board will periodically review the Fund’s valuation policies and will update them as necessary to reflect changes in the types of securities in which the Fund invests.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (continued)

Fair Value of Financial Instruments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions the market participants would use in pricing the asset or liability. The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data, which includes financial instruments that are valued using models or other valuation methodologies. These models are primarily industry standard models that consider various assumptions, including time value, yield curve, volatility factors, prepayment speeds, default rates, loss severity, current market and contractual prices for the underlying financial instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace; and

Level 3 – Unobservable inputs that are not corroborated by market data (supported by little or no market activity), which is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally not observable.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (continued)

Fair Value of Financial Instruments (concluded)

For the year ended December 31, 2021, there have been no significant changes to the Fund’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of December 31, 2021. The disclosure below also includes quantitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value as of December 31, 2021	Valuation Technique(s)	Unobservable Input	Price Range
CLO Debt	$537,280,183	Market Quotes	Broker Quote	$11 - $101
CLO Equity	1,408,349,987	Market Quotes	Broker Quote	$0 - $106

Total	$1,945,630,170

Assets	Fair Value as of December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
CLO Debt	$18,395,639	Market Comparables	Yield	0-12%
CLO Equity	73,950,000	Market Comparables	Credit Spread	8-12%

	$92,345,639

The unobservable input used to determine fair value of the Level 3 investments may have similar or diverging impacts on valuation. Significant increases and decreases in this input could result in significantly higher or lower fair value measurement.

Income Recognition and Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Amortization and accretion of debt instruments is calculated using the scientific interest method, which approximates the effective interest method over the estimated life of the security. Amortization of premiums and accretion of discounts are adjusted semi-annually or at the time of purchase for a new equity tranche investment and are included in interest income on the Statement of Operations. Realized gains (losses) on paydowns on asset-backed securities are recorded as an adjustment to interest income.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (continued)

Income Recognition and Security Transactions (concluded)

The Fund’s policy for recognizing income from equity/residual tranches of CLOs investments is to recognize the excess of all cash flows over the original cost attributable to the beneficial interest as interest income over the life of the beneficial interest using the effective yield method. The effective yield is determined based upon the original purchase price and the estimated amount and timing of principal and interest cash flows based on the best estimate of current information and events. The cost used in determining net realized capital gains and losses on the sale of CLOs investments are on the basis of first in, first out.

Collateralized Debt Obligations

The Fund invests in CDOs which include CLOs, a type of asset-backed security, and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

2.   Significant Accounting Policies (concluded)

Collateralized Debt Obligations (concluded)

requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Federal Taxes

The Fund intends to be treated as a partnership for federal, state, and local income tax purposes. Each Limited Partner is responsible for the tax liability or benefit relating to its distributive share of taxable income or loss. Accordingly, no provision for federal, state, or local income taxes is reflected in the accompanying financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, 2018-2021), on-going analysis of and changes to tax laws, regulations and interpretations thereof, and therefore, an estimate of potential changes to unrecognized tax benefits in the next 12 months cannot be made.

Cash and Cash Equivalents

Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3.   Adviser, Administrator and Other Transactions

The Adviser does not charge a management fee to the Fund. Limited Partners are responsible for paying the fees of the Adviser directly under their individual investment management agreement with the Adviser. Each agreement sets forth the fees to be paid to the Adviser, which are ordinarily expressed as a percentage of the Limited Partner’s assets managed by the

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

3.   Adviser, Administrator and Other Transactions (concluded)

Adviser. This fee, which is negotiated between the Limited Partner and the Adviser, may include a performance-based fee and/or a fixed-dollar fee for certain specified services that is unrelated to the return of the Fund.

The Adviser has voluntarily agreed that certain expenses of the Fund, including custody fees and administrative fees shall not in the aggregate exceed 0.30% per annum of the Fund’s monthly average net asset value, and the Adviser or its affiliates will waive Fund fees or reimburse Fund expenses to the extent necessary so that such 0.30% limit is not exceeded. The following expenses of the Fund are specifically excluded from the expense limit: organizational expenses; extraordinary, non-recurring and certain other unusual expenses; taxes and fees; and expenses incurred indirectly by the Fund through its investments in Structured Credit Investments. The Adviser may discontinue all or part of this waiver at any time. In the current period, the Adviser did not waive any expenses.

SEI Global Services, Inc. (the “Administrator”) serves as the Fund’s administrator. The Administrator is a wholly- owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Administrator provides certain administrative, accounting, and transfer agency services to the Fund. The services performed by the Administrator may be completed by one or more of its affiliated companies. The Fund pays the Administrator a fee equal to 0.10% (on an annualized basis) of the Fund’s net asset value which is accrued monthly based on month-end net assets and is paid monthly, and reimburses the Administrator for certain out-of-pocket expenses.

SEI Investments Distribution Co. (the “Placement Agent”) serves as the Fund’s placement agent pursuant to an agreement with the Fund. The Placement Agent is a wholly-owned subsidiary of SEI Investments Company, which is also a parent company of the Adviser. The Placement Agent is not compensated by the Fund for its services rendered under the agreement.

Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, the Administrator and/or the Placement Agent. The Fund pays each unaffiliated Director an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser, the Administrator or an affiliate pays compensation of officers and affiliated Directors.

4.   Allocation of Profits and Losses

The Fund maintains a separate capital account for each of its Limited Partners. As of the last day of each month, the Fund shall allocate net profits or losses for that month to the capital

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

4.   Allocation of Profits and Losses (concluded)

accounts of all Limited Partners, in proportion to their respective opening capital account balances for such month (after taking into account any capital contributions deemed to be made as of the first day of such month).

5.   Limited Partners’ Capital

The Fund, in the discretion of the Board, may sell interests to new Limited Partners and may allow existing Limited Partners to purchase additional Interests in the Fund on such days as are determined by the Board in its sole discretion. It is the Fund’s intention to allow limited purchases of Interests only during designated subscription periods as may be established by the Board or its designees (currently, the Adviser) and communicated to Limited Partners. The Board or its designee will determine the amount of Interests offered to Limited Partners during a subscription period at its discretion. During the established subscription periods, Interests may be purchased on a business day, or at such other times as the Board may determine, at the offering price (which is net asset value). The Fund may discontinue its offering at any time.

The Fund is a closed-end investment company, and therefore no Limited Partner will have the right to require the Fund to redeem its interests (“Interests”). The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Limited Partners. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests from Limited Partners pursuant to written tenders, the Board will consider the recommendations of the Adviser.

The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests four times each year, as of the last business day of March, June, September, and December. However, Limited Partners will not be permitted to tender for repurchase Interests that were acquired less than two years prior to the effective date of the proposed repurchase.

Even after the initial two year period, it is possible that there will be extended periods during which illiquidity in the underlying investments held by the Fund or other factors will cause the Board to elect not to conduct repurchase offers. Such periods may coincide with periods of negative performance. In addition, even in the event of a repurchase offer, it is possible that there will be an oversubscription to the repurchase offer, in which case a Limited Partner may not be able to redeem the full amount that the Limited Partner wishes to redeem.

During the year ended December 31, 2021, the Fund made offers to repurchase Interests resulting in capital withdrawals of $414,002,295 and capital contributions of $213,183,554 in

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

5.   Limited Partners’ Capital (concluded)

aggregate. As of December 31, 2021, an affiliate of the Fund received subscription proceeds from two limited partners totaling $7,889,006 for a January 3, 2022 subscription date. These amounts were held in an affiliated cash account as of December 31, 2021 and then transferred to the Fund on January 3, 2022. This amount is labeled as due from affiliate on the accompanying Statement of Assets and Liabilities.

6.   Investment Transactions

The cost of security purchases and proceeds from the sale and maturity of securities, other than temporary cash investments, during the year ended December 31, 2021 were $796,083,914 and $910,152,351, respectively.

As of December 31, 2021, the cost of investments for tax purposes is $2,294,405,009. Net unrealized depreciation on investments for tax purposes was $197,374,054 consisting of $401,880,257 of gross unrealized appreciation and $599,254,311 of gross unrealized depreciation.

7.   Concentrations of Risk

In the normal course of business, the Fund trades financial instruments involving market risk and counterparty credit risk.

(a) Market risk

Market risk encompasses the potential for both losses and gains and includes price risk, interest rate risk, prepayment risk and collateral performance risk. The Fund’s market risk management strategy is driven by the Fund’s investment objective. The Adviser oversees each of the risks in accordance with policies and procedures.

(i) Price risk

Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, its issuer or any factor affecting financial instruments traded in the market. As all of the Fund’s Structured Credit Investments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions directly affect net assets.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

7.   Concentrations of Risk (continued)

(a) Market risk (continued)

(ii) Interest rate risk

The fair value of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

(iii) Prepayment risk

Prepayment risk is the risk associated with the early unscheduled return of principal on a fixed-income security. Some fixed-income securities, such as CDOs, have embedded call options which may be exercised by the issuer, or in the case of a CDO, the borrower. The yield-to-maturity of such securities cannot be known for certain at the time of purchase since the cash flows are not known. When principal is returned early, future interest payments will not be paid on that part of the principal. If the security was purchased at a premium (a price greater than 100) the security’s yield will be less than what was estimated at the time of purchase.

(iv) Collateral performance risk

Collateral performance risk is the risk that defaults or underperformance of the CDO’s underlying collateral negatively impacts scheduled payments to a tranche based on relative seniority in the overall capital structure of each deal.

(v) Liquidity risk

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

7.   Concentrations of Risk (continued)

(a) Market risk (concluded)

(v) Liquidity risk (concluded)

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, reinvestment risk, prepayment risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(vi) Leverage risk

CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

7.   Concentrations of Risk (concluded)

(b) Counterparty credit risk

Counterparty credit risk is the risk a counterparty to a financial instrument could fail on a commitment that it has entered into with the Fund. The Fund minimizes counterparty credit risk by undertaking transactions with large well-capitalized counterparties or brokers and by monitoring the creditworthiness of these counterparties.

(c) Credit risk

When the Fund invests in structured credit investments, the Fund does not have custody of the assets of the structured credit investment or control over the investment. In certain structured credit investments, the Fund may have limited access to or information regarding the assets of or collateral underlying the structured credit investment. Furthermore, the Fund may not be able to confirm independently the accuracy of the information provided by the managers of structured credit investments. As such, there may be uncertainty with respect to the information available to the Fund for purposes of analyzing the reasonableness of an independent price obtained for a structured credit investment or to fair value a structured credit investment. Ultimately, the uncertainty of the reliability of (or limited access to) information received in respect of a structured credit investment may impair the Fund’s ability to value its investment. As a result, the amount realized by the Fund upon disposition of the structured credit investment could be materially different from that which is reported as the carrying value of the investment at any point in time.

(d) Economic Risks of Global Health Events

Global health events and pandemics, such as the COVID-19, have the ability to affect — quickly, drastically and substantially the economics of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID- 19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines and the shutdown of non-essential businesses and government services. Further, it has caused significant volatility in U.S and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

8.   Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, since inception the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SEI Structured Credit Fund, LP

Notes to Financial Statements (continued)

December 31, 2021

9.   Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the following years:

	For the year ended 2021	For the year ended 2020	For the year ended 2019	For the year ended 2018	For the year ended 2017
Total return (1)	24.45%	7.13%	9.61%	1.97%	12.33%

Limited Partners’ capital, end of year (000’s)	$2,002,501	$1,758,621	$1,796,627	$1,842,031	$1,818,362

Ratio to average partners’ capital†
Net investment income ratio
Net investment income	9.64%	9.73%	10.38%	9.78%	7.87%

Expense ratio
Operating expenses	0.12%	0.12%	0.14%	0.15%	0.20%

Portfolio turnover rate	39.84%	30.06%	20.12%	51.79%	54.67%

†	Ratios to average partners’ capital are calculated based on the outstanding Limited Partners’ capital during the period.
(1)

Total return, which reflects the month-to-month change in Limited Partners’ capital, is calculated using returns that have been geometrically linked based on capital contributions and withdrawals and does not reflect management fees paid by Limited Partners outside of the Fund.

10.   Regulatory Matters

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun

SEI Structured Credit Fund, LP

Notes to Financial Statements (concluded)

December 31, 2021

10.   Regulatory Matters (concluded)

publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

11.   Subsequent Events

Management on behalf of the Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited)

SEI Structured Credit Fund, LP (the “Fund”) has entered into an investment advisory agreement with SEI Investments Management Corporation (“SIMC” or the “Adviser”) dated July 20, 2007 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the Fund’s assets.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Fund’s Advisory Agreement must be specifically approved by: (i) the vote of the Board of Directors of the Fund (the “Board”) or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Advisory Agreement (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Board must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a fund’s fees, fund boards are required to evaluate the material factors applicable to a decision to approve an advisory agreement.

The discussion immediately below summarizes the materials and information presented to the Board in connection with the Board’s Annual Review of the Advisory Agreement and the conclusions made by the Directors when determining to continue the Advisory Agreement for an additional one-year period.

Consistent with the responsibilities referenced above, the Board called and held a meeting on March 24, 2021 to consider whether to renew the Advisory Agreement. In preparation for the meeting, the Board provided SIMC with a written request for information and received and reviewed extensive written materials in response to that request, including information as to the performance of the Fund versus benchmarks, the levels of fees for various categories of services provided by SIMC and its affiliates and the overall expense ratio of the Fund, comparisons of such fees and expenses with such fees and expenses incurred by other funds, the costs to SIMC and its affiliates of providing such services, including a profitability analysis, SIMC’s compliance program, and various other matters. The information provided in connection with the Board meeting was in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the operations and performance of the Fund.

The Directors also received a memorandum from Fund counsel regarding the responsibilities of directors in connection with their consideration of an investment advisory agreement. In addition, prior to voting, the Independent Directors received advice from Fund counsel regarding the contents of the Adviser’s written materials.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (continued)

As noted above, the Board requested and received written materials from SIMC. Specifically, this requested information and written response included: (a) the quality of SIMC’s investment management and other services; (b) SIMC’s investment management personnel; (c) SIMC’s operations and financial condition; (d) SIMC’s investment strategies; (e) the level of the advisory fees that SIMC charges the Fund compared with the advisory fees charged to comparable funds; (f) the overall fees and operating expenses of the Fund compared with similar funds; (g) the level of SIMC’s profitability from its Fund-related operations; (h) SIMC’s compliance systems; (i) SIMC’s policies on and compliance procedures for personal securities transactions; (j) SIMC’s reputation, expertise and resources in domestic and/or international financial markets; and (k) the Fund’s performance compared with benchmark indices.

The Independent Directors met in executive session, outside the presence of Fund management, and the full Board met in executive session to consider and evaluate a variety of factors relating to the approval of the continuation of the Advisory Agreement. The Independent Directors also participated in question and answer sessions with representatives of the Adviser. At the conclusion of the Board’s deliberations, the Board including the Independent Directors unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The approval was based on the Board’s (including the Independent Directors’) consideration and evaluation of a variety of specific factors discussed at the March 24, 2021 Board meeting and other Board meetings held throughout the year, including:

-    the nature, extent and quality of the services provided to the Fund under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Fund;

-    the Fund’s investment performance and how it compared to that of appropriate benchmarks;

-    the expenses of the Fund under the Advisory Agreement and how those expenses compared to those of other comparable funds;

-    the profitability of SIMC and its affiliates with respect to the Fund, including both direct and indirect benefits accruing to SIMC and its affiliates; and

-    the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Advisory Agreement.

SEI Structured Credit Fund, LP

Approval of the Advisory Agreements with the Adviser (Unaudited) (concluded)

Fund Performance. The Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Advisory Agreement.

Fund Expenses. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. The Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

Based on its evaluation of the information and the conclusions with respect thereto at its meeting on March 24, 2021, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Independent Directors and the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board, including the Independent Directors, did not identify any one particular factor or specific piece of information that determined whether to approve the Advisory Agreement.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited)

December 31, 2021

Set forth below are the Names, Age, Addresses, Position with the Partnership, Length of Time Served, the Principal Occupations During the Past Five Years, Number of Portfolios in Fund Complex Overseen by the Director, and Other Directorships Outside the Fund Complex of each of the persons currently serving as Directors and Officers of the Partnership.

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Nina Lesavoy (64) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	94

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2021

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Susan C. Cote (66) One Freedom Valley Drive Oaks, PA 19456	Since 2018	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	94

Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2021

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

James M. Williams (73) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000- 2002. Manager, Pension Asset Management, Ford Motor Company, 1997- 1999.	94

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2021

Name, Age and Address of Independent Directors	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director

Robert A. Nesher* (75) One Freedom Valley Drive Oaks, PA 19456	Since 2007	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	94

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (continued)

December 31, 2021

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter A. Rodriguez (59)	Controller and Chief Financial Officer, since 2020

Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.

Timothy D. Barto (53)	Vice President, since 2007 and Assistant Secretary, since 2008

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

Aaron Buser (50)	Vice President and Assistant Secretary, since June 2008

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.

Brian F. Vrabel (41)	Vice President and Secretary, since June 2012	Vice President and Assistant Secretary of the Adviser since 2012. Associate at Klehr Harrison Harvey Branzburg LLP 2007 – April 2012.

SEI Structured Credit Fund, LP

Additional Information

Directors and Officers of the Partnership (Unaudited) (concluded)

December 31, 2021

Name and Age of Officers	Position(s) Held with the Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Russell Emery (58)	Chief Compliance Officer, since 2007	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.

*	Mr. Nesher is a trustee who may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Fund’s Distributor.

**

The “Fund Complex” consists of registered investment companies that are part of the following investment trusts and limited partnerships: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Structured Credit, LP, SEI Catholic Values Trust and New Covenant Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Susan Cote.

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$121,250	N/A	N/A	$95,500	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	$285,000	N/A	N/A	$285,000	N/A	N/A

Notes:

(1)

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings related to the annual financial statements.

(e)(1) The Fund’s Audit Committee has adopted and the Board of Directors has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Fund may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (KPMG):

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2021 and 2020 were $0 and $0, respectively.

(h)

During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant’s board of directors reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204-2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1. Third Party Proxy Voting Service - SIMC has elected to retain a third party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (the “Guidelines”). The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2. Establishment of Proxy Voting Committee - SIMC shall establish a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel.

The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3. Approval of Proxy Voting Guidelines - The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends a change to SIMC’s Guidelines, the Committee shall meet to consider the proposed change and consider all relevant factors. If approved by the Committee, the change shall be accepted, and the Guidelines revised accordingly.

4. Certain Proxy Votes May Not Be Cast - In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies. SIMC may abstain from voting in the event any of the following conditions (listed below) are met with regard to a proxy proposal:

•	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

•	The Service does not make a recommendation on the issue;

•	In circumstances where, in SIMC’s judgment, the costs of voting the proxy exceed the expected benefits to clients; or

•

The Committee cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

In addition, it is SIMC’s policy not to vote proxies for accounts that engage in securities lending, SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5. Proxies of Investment Companies - With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 6 below.

6. Conflicts of Interest - The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of SIMC’s Guidelines. SIMC retains the authority to overrule the Service’s recommendation, and instruct the Service to vote in a manner at variance with the Service’s recommendation. The exercise of such right could implicate a conflict of interest. As a result, SIMC may not overrule the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.

The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.

Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

•	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

•	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.

Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.

Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[1] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.

If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [1]

2.

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.

Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it

[1]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.

Obtain Client Consent or Direction – If the Committee approves the proposal to overrule the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.

For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may overrule the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to overrule the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 6 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

7. Proxies in Foreign Jurisdictions - With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio managers did not beneficially own any shares of the Fund.

Other Accounts. As of December 31, 2021, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below: The accounts below, except Other Pooled Investment Vehicles, do not pay performance-based advisory fees. Other Pooled Investment Vehicles may pay performance-based advisory fees, but as of December 31, 2021 do not.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	2	$424 million	0	$0	0	$0
Michael A. Schafer	2	$424 million	0	$0	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

The Adviser may enter into incentive fee arrangements with one or more investors in the SEI Structured Credit Segregated Portfolio (the “Offshore Feeder Fund”), a segregated portfolio of SEI Offshore Advanced Strategies Series SPC, a segregated portfolio company established in the Cayman Islands, that acts as a feeder fund for the Fund, whereby a portion of the increase in the net asset value of such investor’s investment in the Offshore Feeder Fund over a given period shall be payable to the Adviser. This arrangement may create an incentive for the Adviser to make investments for the Fund that are riskier or more speculative than if the Adviser had no such interest because the Adviser will not bear an analogous portion of depreciation in the value of the Offshore Feeder Fund’s assets if the value of its investment in the Fund declines. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and the Adviser believes that it has designed policies and procedures that are designed to manage such conflict in an appropriate way.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Structured Credit Fund, LP

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President

Date: March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President

Date: March 7, 2022

By (Signature and Title)	/s/ Peter Rodriguez
Peter Rodriguez
Treasurer

Date: March 7, 2022